Scudder
International
Bond Fund

Annual Report
October 31, 1998

Pure No-Load(TM) Funds

For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                         Scudder International Bond Fund

--------------------------------------------------------------------------------
Date of Inception: 7/6/88    Total Net Assets as of      Ticker Symbol:  SCIBX
                            10/31/98: $149.9 million
--------------------------------------------------------------------------------

o Turbulence in the emerging markets and the prospect of a slowing global economy provided a boost to the bond markets of developed countries, particularly in the third quarter of the twelve-month period of this report. The collapse in the value of the dollar against major currencies also helped Fund performance.

o Scudder International Bond Fund provided an 8.72% total return for the twelve-month period through October.

o The Fund employed a three-pronged strategy of managing currency risk, focusing on high-quality bond markets, and using a research-driven approach to find undervalued bonds.



                                Table of Contents

  3 Letter from the Fund's Chairman      16 Financial Highlights
  4 Performance Update                   17 Notes to Financial Statements
  5 Portfolio Summary                    23 Report of Independent Accountants
  6 Portfolio Management Discussion      24 Officers and Directors
  9 Glossary of Investment Terms         25 Investment Products and Services
 10 Investment Portfolio                 26 Scudder Solutions
 13 Financial Statements


                      2 - Scudder International Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

   We are pleased to present the annual report for Scudder International Bond Fund for the fiscal year ended October 31, 1998.

   The past twelve months have been a period of extraordinary volatility in the financial markets. As the economic crisis that began in Asia spread across the globe, investors staged a "flight to quality" into assets with a lower perceived level of risk. While the search for relative safety led to substantial corrections in global equity markets and higher-yielding bonds, it provided a significant lift to the government bond markets of the world's established economies. By utilizing a rigorous process of fundamental research and risk management, while focusing primarily on bonds from developed countries, Scudder International Bond Fund was well positioned for this tumultuous period.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically analyzing the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.

   Thank you for your continued investment in Scudder International Bond Fund. If you have any questions about your investment, please call Scudder Investor Relations at 1-800-225-2470, or visit our Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   Chairman,
   Scudder International Bond Fund


                      3 - Scudder International Bond Fund

                    Performance Update as of October 31, 1998

----------------------
Fund Index Comparisons
----------------------
                           Total Return
---------------------------------------------------
Period Ended   Growth of                    Average
10/31/98       $10,000       Cumulative     Annual
---------------------------------------------------
Scudder International Bond Fund
---------------------------------------------------
1 Year         $  10,872         8.72%       8.72%
5 Year         $  10,961         9.61%       1.85%
10 Year        $  21,936       119.36%       8.17%
---------------------------------------------------
Salomon Brothers Non-U.S. Dollar World Government
Bond Index
---------------------------------------------------
1 Year         $  11,279        12.79%      12.79%
5 Year         $  14,858        48.58%       8.24%
10 Year        $  23,391       133.91%       8.86%


------------------------------
Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

            Salomon Brothers Non-U.S.
            Dollar World Government       Scudder International
            Bond Index                    Bond Fund

             '88     10000                       10000
             '89      9502                       10374
             '90     11120                       12931
             '91     12046                       14881
             '92     14157                       17437
             '93     15743                       20012
             '94     17130                       18668
             '95     19729                       19683
             '96     20804                       20629
             '97     20738                       20176
             '98     23391                       21936

                      Yearly periods ended October 31

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.


---------------------------------
Returns and Per Share Information
---------------------------------

Yearly periods ended June 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                               1990      1991      1992      1993       1994      1995      1996      1997       1998    1998(a)(b)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value              $ 12.08    $ 12.35   $ 13.68   $ 13.57   $ 11.97    $ 11.43   $ 10.98   $ 10.52   $  9.92    $ 10.70
-----------------------------------------------------------------------------------------------------------------------------------
Income Dividends             $  1.09    $  1.21   $  1.09   $  1.04   $   .91    $   .98   $   .73   $   .58   $   .61    $   .18
-----------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions  $    --    $   .29   $   .81   $   .62   $   .39    $    --   $    --   $    --   $    --    $    --
-----------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)          17.59      14.88     28.25     12.24     -2.83       3.92      2.59       .94       .10       9.76
-----------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)          7.25       9.84     27.29      9.74      9.46      22.71     -1.70      2.16       .88      14.55
-----------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year, five year and ten year periods would have been lower.
(a) For the four months ended October 31, 1998.
(b) On September 15, 1998, the Board of Directors of the Fund changed the fiscal year end from June 30 to October 31.


                      4 - Scudder International Bond Fund

                    Portfolio Summary as of October 31, 1998

---------------------
Geographical Exposure
---------------------

       United States                      22.9%
       United Kingdom                     18.7%
       Spain                              13.3%
       Canada                              9.1%
       France                              8.3%
       Denmark                             5.3%
       Norway                              5.1%
       Australia                           4.3%
       Japan                               4.0%
       Italy                               3.9%
       Greece                              3.4%
       Other                               1.7%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------

   The majority of the Fund's assets were invested in the largest, most stable countries of the developed world.


----------------------
Interest Rate Exposure
----------------------

       United Kingdom                     26.2%
       Spain                              13.3%
       United States                      12.4%
       Japan                               8.5%
       France                              8.3%
       Denmark                             5.3%
       Norway                              5.1%
       Canada                              4.6%
       New Zealand                         4.5%
       Australia                           4.3%
       Italy                               3.9%
       Greece                              3.4%
       Mexico                              0.2%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------

   The Fund increased its position in short-term bonds from the United Kingdom, and decreased its exposure to Japan.


---------------------
Currency Exposure (a)
---------------------

       Japan                              32.3%
       Germany                            18.5%
       United States                       8.6%
       France                              8.2%
       United Kingdom                      7.8%
       Spain                               5.8%
       Denmark                             5.2%
       Italy                               3.8%
       Greece                              3.3%
       Australia                           2.7%
       New Zealand                         2.2%
       Canada                              1.1%
       Hungary                             0.4%
       Mexico                              0.4%
       Norway                             -0.3%
   ---------------------------------------------
                                         100.0%
   ---------------------------------------------


   Fund management strives to minimize risk by pursuing a hedging strategy designed to limit the short-term impact of foreign currency fluctuations.


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder International Bond Fund

                         Portfolio Management Discussion

In the following interview, Gary P. Johnson, Lead Portfolio Manager of Scudder International Bond Fund, discusses the Fund's current investment strategy and the current market environment for international fixed income securities.

Q: How did the Fund perform in the twelve month period ended October 31, 1998?

A: The 8.72% return of Scudder International Bond Fund trailed the 12.79% return of its unmanaged benchmark, the Salomon Brothers Non-U.S. World Government Bond Index, but performed near the average of 8.80% for the 54 funds in the international bond fund peer group, as calculated by Lipper Analytical Services. In a time period where currency fluctuations are unusually dramatic, as they have been throughout 1998, the relative performance of the benchmark is skewed by the fact that while most international bond funds actively hedge against currency risk, the index does not. In other words, a U.S. investor holding an unhedged overseas position will receive a greater benefit from periods of weakness in the dollar than an investor who is hedged.

Q: How would you characterize the market conditions in this period?

A: For several years, bonds have been out of favor with many investors due to strong economic growth and unusually high returns from global stock markets. In 1998, this sentiment began to change as the intensifying crisis in the emerging markets sparked fears of a global recession. The prolonged drop in equities and high-risk bonds drove rallies in the sovereign debt of more financially sound nations, particularly the United States, as investors sought the "safe haven" of investments considered to be free of credit risk. In addition, the crisis eliminated the inflation fears that had been hurting bond performance since 1994. Bond prices, which are sensitive to the interest rate decisions of the world's central banks, tend to rise when the banks are lowering rates, and fall when the banks are raising rates. Since a slowdown often leads central banks to stimulate growth by cutting rates, bonds become an attractive investment in periods of economic turmoil. Hopes for lower rates were validated in October when the U.S. Federal Reserve twice cut the Federal Funds rate by one-quarter of a percentage point. With growth showing signs of slowing throughout Europe, this decision fueled speculation that foreign central banks would soon follow the Fed in cutting rates, lending additional positive sentiment to the global bond markets.

Q: What was your strategy for the Fund?

A: We utilize a three-pronged strategy designed to maximize risk-adjusted returns in all market conditions, although our approach worked particularly well in the unsettled environment of the past year. The first aspect of our strategy is to invest the majority of the Fund's assets in the largest, most stable countries in the developed world; specifically, the twenty largest industrialized nations. While we seek to add diversification and higher yield to the portfolio by investing a small percentage of assets in the emerging markets, the Fund held only a very limited position there as of October 31. By concentrating our investments in the more established markets, we were able to


                      6 - Scudder International Bond Fund
benefit from the "flight to quality" that drove bond market performance for much of this year.

Second, we strive to minimize risk by pursuing a hedging strategy that is designed to limit the short-term impact of foreign currency fluctuations. Changes in currencies can have a significant impact on U.S. holders of foreign bonds. When the value of the U.S. dollar rises against the currency in which an investment is held, the value of the position decreases. We employ a quantitative approach to currency exposure designed to keep the impact of fluctuating currencies within a relatively narrow range, while also seeking to minimize the expense of managing currency risk. In the twelve-month period, this strategy provided protection from the surge in the value of the dollar through the first half of 1998, but also reduced the extent to which the Fund benefited from the dollar's third quarter collapse.

The third aspect of the Fund's strategy is to use intensive fundamental research to construct a portfolio that is heavily weighted in the countries that we believe offer the best value within the developed markets. For example, we feel that the New Zealand economy will be adversely affected by the fallout from the Asian crisis, creating a favorable climate for falling interest rates. Since New Zealand's bonds still offer a high relative yield, we have established an overweighted position there to benefit from both the higher income and the potential for capital appreciation. Greece, like New Zealand, was another country that offered high relative yields despite solid fundamentals, allowing the Fund to benefit from higher income while avoiding excessive risk.

Q: Please discuss other positions the Fund has taken as a result of your strategy.

A: Our position in 2- to 3-year government bonds from the United Kingdom is another example of our search for strong relative values. Despite increasing signs of a slowing economy, the Bank of England had not been aggressive in cutting rates; instead, they were still raising them as late as June 4, 1998. The disparity between the actions of the central bank and the sentiment of market participants led to an inverted yield curve, which means that investors could receive higher rates by investing their money for shorter periods of time. Normally, longer term bonds provide higher yields. Using fundamental research, we determined that these shorter-term bonds offered excellent value, so we established a position and locked in the higher rates.

An example of a country we underweighted was Japan, since the extended collapse of their economy has sent yields under 1% on all bonds with maturities of ten years or less. The poor value offered by this paltry income stream led us to cut our position in Japanese government bonds by nearly 50% from the beginning of the calendar year.

Q: Can you give us examples of investments that did not fare well?

A: Yes. Although the majority of our assets remained invested in AAA-rated government debt, we also sought to augment the Fund's yield through investments in mortgage-backed securities, corporate bonds, and the emerging markets. In an environment that was characterized by a swift flight from higher-risk assets, the poor performance of some of these holdings detracted from the Fund's returns


                      7 - Scudder International Bond Fund
throughout the summer months. We took advantage of the subsequent rebound in the emerging markets to trim our exposure, based on our analysis that in many cases the ongoing risks were not sufficiently outweighed by the higher yields. The Fund was also hurt by exposure to the Australian and Canadian dollars, which fell on lower commodity prices and recession fears.

Q: What is your strategy going forward?

A: Looking ahead, it is reasonable to expect that returns on international debt will be somewhat muted, since yields are already extremely low by historical standards. Given the continued instability in the global economy, however, we feel that Scudder International Bond Fund should continue to hold an important place in investors' portfolios by providing meaningful diversification. As one of the few asset classes that stands to benefit from continued turmoil, high quality international bonds can provide crucial balance to investors whose portfolios are heavily weighted in other areas. We will continue to pursue our strategy of managing currency risk, investing in high quality bonds, and using fundamental research to uncover exceptional values overseas.


                              Scudder International
                                   Bond Fund:
                          A Team Approach to Investing

 Scudder International Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in February 1997. Gary, who has 17 years of investment industry experience, joined the Adviser in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Adam was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988.

                      8 - Scudder International Bond Fund

                      Glossary of Investment Terms

FUNDAMENTAL RESEARCH       Analysis of a security based on the projected
                           economic health of the issuer. To determine whether a government bond is attractively priced, information such as inflation, gross domestic product, and money flows in to and out of the country will be analyzed. Distinct from technical analysis, which evaluates the attractiveness of a security based on historical price and trading volume movements, rather than the financial results of the underlying issuer.

HEDGING                    A strategy used to offset investment risk.
                           Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

INVERTED YIELD CURVE       An unusual situation where short-term interest rates
                           are higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund or investment. Total return-- annualized or compounded-- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                A graph plotting the yields of all bonds of the
                           same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                      9 - Scudder International Bond Fund

                   Investment Portfolio as of October 31, 1998

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 3.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 10/30/1998 at 5.4%,
  to be repurchased at $4,935,220 on 11/2/1998, collateralized by $4,825,000 U.S.                                 ------------
  Treasury Note, 3.625%, 7/15/2002 (Cost $4,933,000) ..................................        4,933,000             4,933,000
                                                                                                                  ------------
Short-Term Notes 2.1%
------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill, 4/29/1999 (b) .....................................................          100,000                97,918
Federal Home Loan Mortgage Association, 4.9%*, 11/3/1998 ..............................        3,000,000             2,999,183
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Notes (Cost $3,096,632)                                                                             3,097,101
------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Association 1.3%
------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.00%, 7/15/2028 (Cost                                        ------------
  $1,948,452) .........................................................................        1,914,058             1,959,517
                                                                                                                  ------------
Foreign Denominated Debt Obligations 87.6%
------------------------------------------------------------------------------------------------------------------------------
Australian Dollars 4.3%
New South Wales Treasury Corp., 7%, 4/1/2004 ..........................................        9,200,000             6,264,747
                                                                                                                  ------------
British Pounds 26.3%
Federal Home Loan Bank, 5.625%, 6/10/2003 .............................................        1,970,000             3,291,678
Federal National Mortgage Association Global Issue, 7.125%, 8/10/1999 .................        2,700,000             4,538,560
General Electric Capital Corp., 8%, 12/29/2000 ........................................        1,800,000             3,107,075
United Kingdom Treasury Bond, 6%, 8/10/1999 ...........................................        7,900,000            13,214,679
United Kingdom Treasury Bond, 8%, 6/10/2003 ...........................................        7,450,000            13,978,683
                                                                                                                  ------------
                                                                                                                    38,130,675
                                                                                                                  ------------
Canadian Dollars 4.5%
Government of Canada, 6%, 6/1/2008 ....................................................        3,000,000             2,077,761
Molson Breweries Co., Ltd., 9.1%, 3/11/2013 ...........................................          925,000               746,623
Newcourt Credit Group, Inc., 6.2%, 9/1/2004 ...........................................        2,850,000             1,663,977
PanCanadian Petroleum Ltd., 8.75%, 11/9/2005 ..........................................        3,000,000             2,245,334
                                                                                                                  ------------
                                                                                                                     6,733,695
                                                                                                                  ------------
Danish Kroner 5.3%
Nykredit A/S, 7%, 10/1/2026 ...........................................................       47,990,000             7,685,571
                                                                                                                  ------------
French Francs 8.3%
Government of France STRIP (Principal Only), 10/25/2019 ...............................      209,000,000            12,011,096
                                                                                                                  ------------
Greek Drachmas 3.4%
Deutsche Bank Time Deposit, 11.375%, 11/19/1998 .......................................      101,866,253               362,204
Republic of Greece, 8.9%, 4/1/2003 ....................................................    1,290,000,000             4,573,069
                                                                                                                  ------------
                                                                                                                     4,935,273
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder International Bond Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Italian Lire 3.9%
Republic of Italy, 8.5%, 1/1/2004 .....................................................    7,680,000,000             5,647,687
                                                                                                                  ------------
Japanese Yen 8.5%
Federal National Mortgage Association Global Issue, 2.125%, 10/9/2007 .................      680,000,000             6,480,431
Japan Development Bank, 2.875%, 12/20/2006 ............................................      590,000,000             5,839,259
                                                                                                                  ------------
                                                                                                                    12,319,690
                                                                                                                  ------------
Mexican Pesos 0.2%
Certificados de la Tesoreria, Zero Coupon, 7/8/1999 ...................................        3,786,340               303,149
                                                                                                                  ------------
New Zealand Dollars 4.5%
Government of Canada, 6.625%, 10/3/2007 ...............................................       12,000,000             6,520,534
                                                                                                                  ------------
Norwegian Kroner 5.1%
Kingdom of Norway, 6.75%, 1/15/2007 ...................................................       50,000,000             7,344,325
                                                                                                                  ------------
Spanish Pesetas 13.3%
Kingdom of Spain, 6.75%, 4/15/2000 ....................................................    1,190,000,000             8,839,154
Kingdom of Spain, 5.25%, 1/31/2003 ....................................................    1,390,000,000            10,452,168
                                                                                                                  ------------
                                                                                                                    19,291,322
------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $123,184,493)                                                     127,187,764
------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 5.0%
------------------------------------------------------------------------------------------------------------------------------
Cedulas Hipotecarias, LIBOR plus .29% (8.699%), 9/1/2000 ..............................        1,368,000             1,214,505
General Motors Acceptance Corp., 5.33%, 10/20/2000 ....................................        5,000,000             5,017,500
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125, 4% with 2.688%
  interest capitalization (6.688%), 7/17/2016 .........................................        1,328,959               976,785
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $7,449,319)                                                     7,208,790
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost $140,611,896)                                                                              144,386,172
------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.6%
------------------------------------------------------------------------------------------------------------------------------
Put on New Zealand Dollars, strike price .508, expires 11/25/1998 .....................NZD     5,700,000                14,683
Put on New Zealand Dollars, strike price .5252, expires 11/18/1998 ....................NZD     6,500,000                40,495

                                                                                                Number of
                                                                                                Contracts
                                                                                               -----------
Call on 5 year U.S. Treasury Note, strike price 110, expires 11/20/1998 ...............              175               812,109
------------------------------------------------------------------------------------------------------------------------------
Total Purchased Options (Cost $181,370)                                                                                867,287
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $140,793,266) (a)                                                        145,253,459
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder International Bond Fund

--------------------------------------------------------------------------------

    * Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $140,793,266. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $4,460,193. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $6,316,429 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,856,236.

  (b) At October 31, 1998, these securities, in whole or in part, were pledged to cover initial margin requirements on open future contracts.

At October 31, 1998, open future contracts sold short were as follows:

                                        Expiration                           Aggregate             Market
Futures                                    Date           Contracts        Face Value ($)         Value ($)
----------------------------------    ------------------------------------------------------------------------
    5 year U.S. Treasury Note           12/22/1998           175             20,176,898           20,062,110
                                                                                                ------------
Total net unrealized appreciation on open futures contracts sold short ...................           114,788
                                                                                                ============

At October 31, 1998 outstanding written options were as follows:

                                        Principal
                                          Amount          Expiration           Strike              Market
Call Options                             (000's)             Date               Price             Value ($)
----------------------------------    ------------------------------------------------------------------------
         NZD                               6,500          11/18/1998      NZD         .547         15,600
         NZD                               5,700          11/25/1998      NZD         .5291        54,646
                                                                                                ---------
Total outstanding written options (Premiums received $72,471) ............................         70,246
                                                                                                =========

Currency Abbreviation

AUD      Australian Dollar     HUF      Hungarian Forints
CAD      Canadian Dollar       JPY      Japanese Yen
CHF      Swiss Franc           MXP      Mexican Peso
DEM      Deutsche Mark         NOK      Norwegian Kroner
ESP      Spanish Peseta        NZD      New Zealand Dollar
GBP      British Pounds        PSS      Peruvian Sol
GRD      Greek Drachma         USD      U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder International Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                             as of October 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $140,611,896) .................    $ 144,386,172
                 Purchased options, at value (identified cost $181,370) ................          867,287
                 Cash and foreign currency holdings, at value (identified
                   cost $1,207) ........................................................            1,943
                 Interest receivable ...................................................        2,766,316
                 Receivable for Fund shares sold .......................................          101,459
                 Receivable for daily variation margin on open futures contracts .......          117,219
                 Unrealized appreciation on forward currency exchange contracts ........        3,282,078
                                                                                           ----------------
                 Total assets ..........................................................      151,522,474
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ......................................          179,563
                 Net payable on closed forward foreign currency contracts ..............          263,971
                 Dividends payable .....................................................           95,525
                 Written options, at market (premiums received $72,471) ................           70,246
                 Unrealized depreciation on forward currency exchange contracts ........          596,371
                 Accrued management fee ................................................          116,041
                 Other payables and accrued expenses ...................................          268,304
                                                                                           ----------------
                 Total liabilities .....................................................        1,590,021
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 149,932,453
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated distributions in excess of net investment income ..........       (2,545,416)
                 Net unrealized appreciation (depreciation) on:
                 Investments ...........................................................        3,774,275
                 Futures contracts .....................................................          114,788
                 Options ...............................................................          688,143
                 Foreign currency related transactions .................................        2,711,577
                 Accumulated net realized gain (loss) ..................................      (71,981,846)
                 Paid-in capital .......................................................      217,170,932
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 149,932,453
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($149,932,453 / 14,014,543 shares of capital stock
                   outstanding, $.01 par value, 200,000,000 shares of capital              ----------------
                   stock authorized) ...................................................           $10.70
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder International Bond Fund

                            Statements of Operations

                                                                                                Four Months
                                                                                                   Ended
                                                                                                October 31,
                                                                                                    1998          Year Ended
Investment Income                                                                                 (Note F)       June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Interest (net of foreign taxes withheld of $23,927 and $0,
                   respectively) ........................................................     $   3,252,635     $  13,741,814
                                                                                             ----------------  ----------------
                 Expenses:
                 Management fee .........................................................           412,417         1,554,588
                 Services to shareholders ...............................................           189,322           793,101
                 Custodian and accounting fees ..........................................            88,395           293,713
                 Directors' fees and expenses ...........................................            12,547            59,693
                 Reports to shareholders ................................................             2,776            98,807
                 Auditing ...............................................................            52,002            89,715
                 Registration fees ......................................................             4,024            32,871
                 Other ..................................................................             3,444            66,524
                                                                                             ----------------  ----------------
                 Total expenses before reductions .......................................           764,927         2,989,012
                 Expense reductions .....................................................           (37,131)         (110,285)
                                                                                             ----------------  ----------------
                 Expenses, net ..........................................................           727,796         2,878,727
                ---------------------------------------------------------------------------------------------------------------
                 Net investment income                                                            2,524,839        10,863,087
                ---------------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ............................................................        (1,502,972)       (6,324,588)
                 Options ................................................................          (949,916)         (673,238)
                 Futures contracts ......................................................           (18,144)         (805,446)
                 Foreign currency related transactions ..................................         1,727,351          (662,384)
                                                                                             ----------------  ----------------
                                                                                                   (743,681)       (8,465,656)
                                                                                             ----------------  ----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ............................................................         7,807,878        (2,224,152)
                 Options ................................................................           722,816           (41,828)
                 Futures contracts ......................................................           146,246           (31,458)
                 Foreign currency related transactions ..................................         2,921,123          (114,905)
                                                                                             ----------------  ----------------
                                                                                                 11,598,063        (2,412,343)
                ---------------------------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                      10,854,382       (10,877,999)
                ---------------------------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations              $  13,379,221     $     (14,912)
                ---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder International Bond Fund

                       Statements of Changes in Net Assets

                                                                               Four Months
                                                                                  Ended
                                                                                October 31,            Years Ended June 30,
                                                                                   1998
Increase (Decrease) in Net Assets                                                (Note F)             1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .....................................  $   2,524,839     $  10,863,087     $  19,109,198
                 Net realized gain (loss) from investment
                   transactions ............................................       (743,681)       (8,465,656)      (16,656,519)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ...............     11,598,063        (2,412,343)        4,833,059
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets resulting
                   from operations .........................................     13,379,221           (14,912)        7,285,738
                                                                             ----------------  ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income ................................             --                --       (19,109,198)
                                                                             ----------------  ----------------  ----------------
                 Tax return of capital .....................................     (2,524,839)      (10,863,087)               --
                                                                             ----------------  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .................................     15,356,428        44,825,847        53,550,698
                 Net asset value of shares issued to shareholders
                   in reinvestment of distributions ........................      2,041,754         8,732,391        13,116,739
                 Cost of shares redeemed ...................................    (24,138,878)     (132,854,657)     (334,293,130)
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                   share transactions ......................................     (6,740,696)      (79,296,419)     (267,625,693)
                                                                             ----------------  ----------------  ----------------
                 Increase (decrease) in net assets .........................      4,113,686       (90,174,418)     (279,449,153)
                 Net assets at beginning of period .........................    145,818,767       235,993,185       515,442,338
                 Net assets at end of period (including
                   accumulated distributions in excess of net investment
                   income of $2,545,416, $8,174,452, and $23,214,640,        ----------------  ----------------  ----------------
                   respectively) ...........................................  $ 149,932,453     $ 145,818,767     $ 235,993,185
                                                                             ----------------  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .................     14,697,049        22,435,381        46,922,766
                                                                             ----------------  ----------------  ----------------
                 Shares sold ...............................................      1,491,084         4,361,357         4,932,206
                 Shares issued to shareholders in reinvestment of
                   distributions ...........................................        201,162           856,845         1,206,004
                 Shares redeemed ...........................................     (2,374,752)      (12,956,534)      (30,625,595)
                                                                             ----------------  ----------------  ----------------
                 Net increase (decrease) in Fund shares ....................       (682,506)       (7,738,332)      (24,487,385)
                                                                             ----------------  ----------------  ----------------
                 Shares outstanding at end of period .......................     14,014,543        14,697,049        22,435,381
                                                                             ----------------  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder International Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (b) and other performance information derived from the financial statements.

                                                          For the Four
                                                          Months Ended
                                                           October 31,
                                                              1998                        Years Ended June 30,
                                                            (Note F)        1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, beginning of period ..................     $  9.92       $ 10.52     $ 10.98    $ 11.43     $ 11.97     $ 13.57
                                                          --------------------------------------------------------------------------
Income from investment operations:
Net investment income .................................         .18           .61         .58        .73         .98         .92
Net realized and unrealized gain (loss) on
  investment transactions .............................         .78          (.60)       (.46)      (.45)       (.54)      (1.22)
                                                          --------------------------------------------------------------------------
Total from investment operations ......................         .96           .01         .12        .28         .44        (.30)
                                                          --------------------------------------------------------------------------
Less distributions:
From net investment income ............................          --            --        (.58)      (.12)         --        (.91)
From net realized gains on investment
  transactions ........................................          --            --          --         --          --          --
In excess of net realized gains on investment
  transactions ........................................          --            --          --         --          --        (.39)
Tax return of capital .................................        (.18)         (.61)         --       (.61)       (.98)         --
                                                          --------------------------------------------------------------------------
Total distributions ...................................        (.18)         (.61)       (.58)      (.73)       (.98)      (1.30)
                                                          --------------------------------------------------------------------------
                                                          --------------------------------------------------------------------------
Net asset value, end of period ........................     $ 10.70       $  9.92     $ 10.52    $ 10.98     $ 11.43     $ 11.97
                                                          --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................................        9.76(a)**      .10(a)      .94       2.59        3.92       (2.83)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................         150           146         236        515         910       1,231
Ratio of operating expenses, net to average
  daily net assets (%) ................................        1.50*         1.56        1.36       1.26        1.30        1.27
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) .........        1.58*         1.62        1.36       1.26        1.30        1.29
Ratio of net investment income to average daily
  net assets (%) ......................................        5.20*         5.91        5.28       6.50        8.52        6.86
Portfolio turnover rate (%) ...........................       303.5*        190.1       298.2      275.7       318.5       232.9

(a) Total returns for certain periods would have been lower had certain expenses not been reduced.
(b) Based on monthly average of shares outstanding during the period.
*   Annualized
**  Not annualized


                      16 - Scudder International Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                      17 - Scudder International Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund


                      18 - Scudder International Bond Fund
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $71,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003 ($64,300,000), June 30, 2004 ($6,100,000), and October 31, 2006 ($600,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the four months ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $124,151,226 and $142,384,007, respectively. Purchases and sales of U.S. Government obligations aggregated $3,051,094 and $3,215,625, respectively.


                      19 - Scudder International Bond Fund

The aggregate face value of futures contracts opened and closed during the four months ended October 31, 1998 was $26,889,682 and $12,140,691, respectively.

Transactions in written options for the four months ended October 31, 1998 are summarized as follows:

                ----------------------------------------------------------------------------
                      Option Contracts                Options on Currencies (000 omitted)
                -----------------------------  ---------------------------------------------
                  Number of      Premiums                                      Premiums
                  Contracts    Received ($)        AUD           CAD         Received ($)
                -----------------------------  ---------------------------- ----------------
Beginning of
  Period......            --             --          5,220         6,540    $     80,898
Written.......           380        372,099          5,100        33,990         189,970
Closed........          (380)      (372,099)            --       (20,240)        (90,829)
Exercised.....            --             --             --        (6,850)        (31,466)
Expired.......            --             --        (10,320)      (13,440)       (148,573)
                ------------   ------------     ----------   -----------     -----------
End of
  Period......            --             --             --            --     $        --
                ============   ============     ==========   ===========     ===========
                ----------------------------------------------------------------------------

                -----------------------------------------------------------------
                   Options on Currency (000 omitted) (continued)
                -----------------------------------------------------------------
                                                                    Premiums
                     DEM           GBP/DEM            NZD         Received ($)
                -----------------------------------------------------------------
Beginning of
  Period......            --           5,000           17,100    $    234,524
Written.......        54,720              --           12,200         220,970
Closed........            --          (1,000)              --         (18,519)
Exercised.....            --              --               --              --
Expired.......       (54,720)         (4,000)         (17,100)       (364,504)
                 -----------     ------------     -----------     -----------
End of
  Period......            --               --          12,200     $    72,471
                 ===========     ============     ===========     ===========
                -----------------------------------------------------------------

                               C. Related Parties

On September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), entered into an agreement with B.A.T Industries PLC ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Directors of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former


                      20 - Scudder International Bond Fund
investment management agreement, except for the dates of execution, termination, and breakpoints in the fee structure. The Board of Directors of the Fund has obtained shareholder approval of the new investment management agreement.

Under the investment management agreement with Scudder Kemper, the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.85% of the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the investment management agreement. Effective January 1, 1998, the Adviser has agreed not to impose a portion of its management fee until February 28, 1999, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. For the four months ended October 31, 1998, the Adviser did not impose a portion of its management fee aggregating $37,131 and the amount imposed aggregated $375,286, which was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets. For the year ended June 30, 1998, the Adviser did not impose a portion of its management fee aggregating $110,285 and the amount imposed aggregated $1,444,303, which was equivalent to an annual effective rate of 0.79% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the four months ended October 31, 1998, the amount charged by SSC aggregated $119,561, of which $29,578 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged by SSC aggregated $462,449.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the four months ended October 31, 1998, the amount charged to the Fund by STC aggregated $25,953, of which $6,499 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $80,418.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the four months ended October 31, 1998, the amount charged to the Fund by SFAC aggregated $42,020, of which $21,295 is unpaid at October 31, 1998. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $154,342.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At October 31, 1998 and June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $7,165 and $9,985, respectively.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the four months ended October 31, 1998 and the year ended June 30, 1998, Directors' fees and expenses aggregated $12,547 and $59,693, respectively.


                      21 - Scudder International Bond Fund

                                 D. Commitments

As of October 31, 1998 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized appreciation of $2,685,707.

                                                                                               Net Unrealized
                                                                                                Appreciation
                                                                                               (Depreciation)
                 Contracts to Deliver          In Exchange For          Settlement Date           (U.S.$)
               --------------------------  -------------------------  --------------------  --------------------
               GBP          10,750,000     DEM         30,551,500         11/5/1998              469,631
               GBP           5,108,000     DEM         14,446,267         11/5/1998              180,437
               USD           4,525,629     JPY        611,865,000         11/5/1998              747,168
               NOK          56,922,250     JPY        990,646,378         11/9/1998              789,309
               CAD          11,000,000     JPY        888,855,000         11/9/1998              536,141
               USD             233,805     MXP          2,443,260        11/16/1998                7,214
               ESP       1,000,000,000     JPY        845,487,212        11/19/1998              189,505
               ESP         500,000,000     JPY        419,255,570        11/19/1998               64,634
               AUD           3,582,000     USD          2,123,302        11/19/1998             (113,229)
               GRD          22,612,000     USD             80,000        11/20/1998                 (185)
               USD           5,027,439     JPY        573,128,000        11/24/1998              (75,055)
               USD              64,000     PSS            196,928        11/27/1998                 (310)
               USD             572,824     HUF        125,551,589        11/30/1998                  762
               USD           2,491,000     NZD          5,000,000        12/14/1998              158,647
               USD           2,947,891     NZD          5,681,586        12/14/1998               62,949
               NZD           3,849,586     USD          1,946,735        12/14/1998              (93,273)
               NZD           6,832,000     USD          3,381,840        12/14/1998             (238,638)
               USD          10,583,000     CHF         14,297,633          1/5/1999               75,681
               CHF          14,297,633     USD         10,583,000          1/5/1999              (75,681)
                                                                                            ------------
                                                                                               2,685,707
                                                                                            ============

                               E. Lines of Credit

The Fund and several affiliated Funds ("The Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                               F. Year End Change

On September 15, 1998, the Board of Directors of the Portfolio changed the fiscal year end from June 30 to October 31.


                      22 - Scudder International Bond Fund

                        Report of Independent Accountants

To the Directors of Global/International Fund, Inc. and to the Shareholders of Scudder International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Bond Fund (the "Fund") at October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
December 23, 1998                                    PricewaterhouseCoopers LLP


                      23 - Scudder International Bond Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board, Director
and Vice President

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Sheryle J. Bolton
Director; Consultant

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant

William H. Luers
Director; President, The
Metropolitan Museum of Art

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Robert G. Stone, Jr.
Honorary Director; Chairman
of the Board and Director, Kirby
Corporation

Susan E. Dahl*
Vice President

Jerard K. Hartman*
Vice President

Gary P. Johnson*
Vice President

Thomas W. Joseph*
Vice President

Gerald J. Moran*
Vice President

Isabel Saltzman*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                      24 - Scudder International Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder International Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder International Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder International Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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